UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2023

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41197	86-3155788
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 42nd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APO	New York Stock Exchange
6.75% Series A Mandatory Convertible Preferred Stock	APO PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 23, 2023, Apollo Global Management, Inc. (the “Company”) issued $600,000,000 aggregate principal amount of its 7.625% Fixed-Rate Resettable Junior Subordinated Notes due 2053 (the “Notes”) pursuant to a previously announced underwritten public offering (the “Offering”). The Notes were issued pursuant to an indenture, dated as of August 23, 2023 (the “Indenture”), among the Company, each of the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee. The Indenture is filed as Exhibit 4.1 hereto, and is incorporated by reference herein.

The Notes will bear interest at a fixed rate of 7.625% per year until December 15, 2028 (the “First Call Date”). On and after the First Call Date, the interest rate on the Notes for each Reset Period (as defined in the Indenture) will be equal to the Five-Year U.S. Treasury Rate (as defined in the Indenture) as of the most recent Reset Interest Determination Date (as defined in the Indenture) plus a spread of 3.226%. Subject to the Company’s right to defer the payment of interest, interest on the Notes will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on December 15, 2023.

The Notes were sold pursuant to an effective automatic shelf registration statement on Form S-3 (the “Registration Statement”) (File No. 333-271275) filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 14, 2023. The terms of the Offering are described in a Prospectus dated April 14, 2023, as supplemented by a Prospectus Supplement dated August 16, 2023. The closing of the sale of the Notes occurred on August 23, 2023.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 8.01.

Underwriting Agreement

In connection with the issuance and sale of the Notes, the Company entered into an underwriting agreement, dated August 16, 2023 (the “Underwriting Agreement”), with Morgan Stanley & Co. LLC, BofA Securities, Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, relating to the Notes. The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

Opinion of Counsel

The opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, relating to the validity of the Notes, is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement.

Redemption of Series A Preferred Stock and Series B Preferred Stock of Apollo Asset Management, Inc.

On August 23, 2023, Apollo Asset Management, Inc. (“AAM”) issued notices of redemption for (i) all outstanding shares of AAM’s 6.375% Series A Preferred Stock, par value $0.00001 per share, with a liquidation preference of $25.00 per share (the “Series A Preferred Stock”) and (ii) all outstanding shares of AAM’s 6.375% Series B Preferred Stock, par value $0.00001 per share, with a liquidation preference of $25.00 per share (the “Series B Preferred Stock,” and together with the Series A Preferred Stock, the “AAM Preferred Stock”), at a redemption price per share of $25.00 per share plus an amount equal to declared and unpaid dividends from the dividend payment date immediately preceding the redemption date to, but excluding, the redemption date. The AAM Preferred Stock will be redeemed on September 22, 2023. The information contained in this Current Report on Form 8-K does not constitute a notice of redemption with respect to the AAM Preferred Stock.

The Company intends to use the net proceeds from the sale of the Notes, together with cash on hand, to redeem in full the outstanding shares of AAM Preferred Stock, with an aggregate liquidation value of $575.0 million, and to pay related fees and expenses in connection with the Offering of the Notes and the redemption of the AAM Preferred Stock.

Item 9.01	Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K (except Exhibit 104) are hereby incorporated by reference into the Registration Statement.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 16, 2023, among Apollo Global Management, Inc. and Morgan Stanley & Co. LLC, BofA Securities, Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters, relating to the 7.625% Fixed-Rate Resettable Junior Subordinated Notes due 2053.

4.1	Indenture, dated as of August 23, 2023, among Apollo Global Management, Inc., the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee.

4.2	Form of 7.625% Fixed-Rate Resettable Junior Subordinated Notes due 2053 (included in Exhibit 4.1).

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP with respect to the 7.625% Fixed-Rate Resettable Junior Subordinated Notes due 2053.

5.2	Opinion of Walkers (Cayman) LLP (for Apollo Principal Holdings I, L.P.)

5.3	Opinion of Walkers (Cayman) LLP (for Apollo Principal Holdings II, L.P.)

5.4	Opinion of Walkers (Cayman) LLP (for Apollo Principal Holdings III, L.P.)

5.5	Opinion of Walkers (Cayman) LLP (for Apollo Principal Holdings IV, L.P.)

5.6	Opinion of Walkers (Cayman) LLP (for Apollo Principal Holdings V, L.P.)

5.7	Opinion of Walkers (Cayman) LLP (for Apollo Principal Holdings VI, L.P.)

5.8	Opinion of Walkers (Cayman) LLP (for Apollo Principal Holdings VII, L.P.)

5.9	Opinion of Walkers (Cayman) LLP (for Apollo Principal Holdings VIII, L.P.)

5.10	Opinion of Walkers (Cayman) LLP (for Apollo Principal Holdings IX, L.P.)

5.11	Opinion of Walkers (Cayman) LLP (for Apollo Principal Holdings X, L.P.)

5.12	Opinion of Walkers (Cayman) LLP (for Apollo Principal Holdings XII, L.P.)

5.13	Opinion of Walkers (Cayman) LLP (for AMH Holdings (Cayman), L.P.)

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1)

23.2	Consent of Walkers (Cayman) LLP (included as part of Exhibits 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9, 5.10, 5.11, 5.12 and 5.13)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, INC.

Date: August 23, 2023	By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President & Secretary